SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 29, 2000

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                    (Exact name of Registrant as specified in its charter) (Originator of the Wachovia
                            Credit Card Master Trust)

    United States                 33-95714                      22-2716130
    United States                 33-99442-01                   22-2716130
    -------------                 -----------                   ----------
   (State or other               (Commission                  (I.R.S. Employer
   Jurisdiction of              File Number)                 Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

ITEM 5.  OTHER EVENTS
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits
           28.1 Series 1995-1 Monthly Servicing Certificate - February 29, 2000
           28.2 Monthly Series 1995-1 Certificateholders' Statement - February 29, 2000
           28.3 Series 1999-1 Monthly Servicing Certificate - February 29, 2000
           28.4 Monthly Series 1999-1 Certificateholders' Statement - February 29, 2000
           28.5 Series 1999-2 Monthly Servicing Certificate - February 29, 2000
           28.6 Monthly Series 1999-2 Certificateholders' Statement - February 29, 2000

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



         Dated: February 15, 2000              By:  Donald K. Truslow
                                               Title: Comptroller

                                INDEX TO EXHIBITS


       Exhibit
       Number                         Exhibit
       ------                         -------

        28.1     Series 1995-1 Monthly Servicing Certificate - February 29, 2000
        28.2 Monthly Series 1995-1 Certificateholders' Statement - February 29, 2000
        28.3     Series 1999-1 Monthly Servicing Certificate - February 29, 2000
        28.4 Monthly Series 1999-1 Certificateholders' Statement - February 29, 2000
        28.5     Series 1999-2 Monthly Servicing Certificate - February 29, 2000
        28.6 Monthly Series 1999-2 Certificateholders' Statement - February 29, 2000